LOEWS CORPORATION


                     BENEFIT EQUALIZATION PLAN


            amended and restated as of December 31, 1996



                                                                December 5, 1996








                              FOREWORD

Effective as of January 1, 1987, Loews Corporation, Marcus Loew Booking Agency and Lorillard, Inc. have adopted the Loews Corporation Benefit Equalization Plan (the "Plan") for the benefit of certain of their executives. The Plan has been amended and restated, as hereinafter set forth, effective as of January 1, 1989. It is intended that the "excess benefits" provided under the Plan be an "excess benefits plan" as that term is defined in Section 3(36) of the Employee Retirement Income Security Act of 1974, and that the "supplemental benefits", "pension supplement benefits", "savings supplement benefits", and/or "deferred compensation benefits" provided under the Plan be a deferred compensation plan for "a select group of management or highly compensated employees" as that term is used in the Employee Retirement Income Security Act of 1974.

The purpose of the Plan is to:

(1) provide retired participants and their surviving spouses, contingent annuitants and beneficiaries under the Retirement Plan for Employees of Loews Corporation ("Retirement Plan") with the amount of company-provided benefits that would have been provided under the Retirement Plan but for

     (i) the limitations on benefits imposed under Section 415 of the Internal Revenue Code,

     (ii) the limitation on compensation for purposes of the Retirement Plan imposed by Section 401(a)(17) of such Code, and/or

     (iii) the fact that the participant elected to defer compensation that otherwise would be payable currently by reason of an election to defer such compensation under the Loews Corporation Deferred Compensation Plan,

(2) provide certain participants in the Loews Corporation Employees Savings Plan ("Savings Plan") with the "pension supplement benefits" (as defined in Section 1.7 of this Plan) that would have been credited to their accounts under the Savings Plan were it not for the limitation on compensation for purposes of the Savings Plan imposed by Section 401(a)(17) of the Internal Revenue Code and/or the fact that such participants may have elected to defer compensation that would otherwise have been payable currently in accordance with the Loews Corporation Deferred Compensation Plan, and

(3) provide certain participants in the Loews Corporation Employees Savings Plan ("Savings Plan") with the "savings supplement benefits" (as defined in Section 1.11 of this Plan) that would have been credited to their accounts under the Savings Plan were it not for the fact that such participants may have elected to defer compensation that would otherwise have been payable currently in accordance with the Loews Corporation Deferred Compensation Plan.

                                        i

     In addition, additional and/or modified benefits under this Plan may be provided to an employee in accordance with the terms of an Agreement between such employee and the Company. If and to the extent the provisions of any such Agreement are inconsistent with any Plan provision, such provisions of such Agreement (i) shall be deemed to modify the terms of the Plan with respect to the employee to whom the Agreement applies, and
     (ii) shall in all events control and govern, notwithstanding any Plan provision to the contrary.

     Effective as of January 1, 1997, Lorillard, Inc., and its successor employer Lorillard Tobacco Company, will no longer be employers included in the definition of Company. The liabilities under the Plan with respect to amounts accrued by Lorillard, Inc. and Lorillard Tobacco Company employees while employed by Lorillard, Inc. and Lorillard Tobacco Company under the Plan prior to January 1, 1997 shall be transferred to the Lorillard Tobacco Company Benefit Equalization Plan as of January 1, 1997.

     Except to the extent otherwise indicated, and to the extent otherwise inappropriate, the Retirement Plan and the provisions thereof and the Savings Plan and the provisions thereof are hereby incorporated by reference.

                                   ii

                              SECTION ONE
                              -----------
                              Definitions
                              -----------

     1.1 Except to the extent otherwise indicated herein, and to the extent otherwise inappropriate in the context, the definitions contained in Article 1 of the Retirement Plan are applicable under the Plan.

     1.2 "Agreement" means a written agreement between an executive of the Company and the Company which modifies the provisions of the Plan insofar as such provisions relate to such executive.

     1.3   "Board of Directors" means the Board of Directors of Loews
           Corporation.

     1.4 "Company" means Loews Corporation or any successor by merger, purchase or otherwise, with respect to its employees; Marcus Loew Booking Agency with respect to its employees; Lorillard, Inc. and Lorillard Tobacco Company (prior to January 1, 1997) with respect to their employees; or any other company participating in the Plan as provided in Section 4.3 with respect to its employees.

     1.5 "Death Benefit" means, except as is otherwise provided in an Agreement, the excess, if any, of (i) the amount of lump sum death benefit which would have been payable with respect to a participant under the Retirement Plan had he not elected to defer compensation that would have otherwise been payable to him currently in accordance with the provisions of the Loews Corporation Deferred Compensation Plan and had the limitations of Section 401(a)(17) of the Code not applied over (ii) the amount of lump sum death benefit payable with respect to the participant under the Retirement Plan.

     1.6 "Deferred Compensation Benefit" means, except as is otherwise provided in an Agreement, the excess, if any, of (i) the retirement allowance which would have been payable to or with respect to a participant under the Retirement Plan had he not elected to defer compensation that would have otherwise been payable to him currently in accordance with the provisions of the Loews Corporation Deferred Compensation Plan over (ii) the retirement allowance payable to or with respect to the participant under the Retirement Plan.

     1.7 "Excess Benefit" means, except as is otherwise provided in an Agreement, the excess, if any, of (i) the retirement allowance which would have been payable to or with respect to a participant under the Retirement Plan had the limitations on benefits imposed by Section 4.08 of the Retirement Plan not been applicable over
           (ii) the retirement allowance payable to or with respect to the participant under the Retirement Plan.

     1.8 "Pension Supplement Benefit" means, except as is otherwise provided in an Agreement, in the case of an individual who is a participant in the Savings Plan and whose employment with the Company commenced prior to January 1, 1982, the sum of:

                                        1

     (i) the following percentage of such person's compensation for each year based on his age as of the first day of each such year to the extent such compensation (a) exceeds the limitation on compensation imposed by Section 401(a)(17) of the Code, or (b) is not currently received by reason of an election to defer compensation in accordance with the Loews Corporation Deferred Compensation Plan:

         Age at Beginning of Year      Percentage of Compensation
         ------------------------      --------------------------

            Under age 28                       0%
            28                                .04%
            29                                .07%
            30                                .09%
            31                                .12%
            32                                .14%
            33                                .17%
            34                                .20%
            35                                .22%
            36                                .25%
            37                                .28%
            38                                .31%
            39                                .34%
            40                                .37%
            41                                .40%
            42                                .44%
            43                                .47%
            44                                .51%
            45                                .54%
            46                                .58%
            47                                .61%
            48                                .65%
            49                                .69%
            50                                .73%
            51                                .77%
            52                                .81%
            53                                .85%
            54                                .89%
            55                                .94%
            56                                .98%

                                        2

         Age at Beginning of Year      Percentage of Compensation
         ------------------------      --------------------------

            57                                1.03%
            58                                1.08%
            59                                1.12%
            60                                1.17%
            61                                1.21%
            62                                1.25%
            63 and older                      1.30%

     plus

     (ii) interest on such amount equal to the aggregate investment experience that would have been credited with respect to such amount if it had been credited to the participant's account in the Short Term Government Securities Fund of the Savings Plan were it not for (a) the limitation on the amount of compensation recognized under the Savings Plan by reason of Section 401(a)(17) of the Code, or (b) the fact that such compensation is not payable currently due to a deferral election in accordance with the Loews Corporation Deferred Compensation Plan.

     1.9 "Plan" means the Loews Corporation Benefit Equalization Plan as set forth herein and as from time to time in effect.

     1.10 "Retirement Plan" means the Retirement Plan for Employees of Loews Corporation.

     1.11  "Savings Plan" means the Loews Corporation Employees Savings Plan.

     1.12 "Savings Supplement Benefit" means, except as is otherwise provided in an Agreement, in the case of an individual who is a participant in the Savings Plan, the sum of:

     (i) 1% of that portion of the first $100,000 of such person's compensation for each year to the extent such compensation is not currently received by reason of an election to defer compensation in accordance with the Loews Corporation Deferred Compensation Plan; plus

     (ii) interest on such amount equal to the aggregate investment experience that would have been credited with respect to such amount if it had been credited to the participant's account in the Short Term Government Securities Fund of the Savings Plan were it not for the fact that such compensation is not payable currently due to a deferral election in accordance with the Loews Corporation Deferred Compensation Plan.

                                        3

     1.13 "Supplemental Benefit" means, except as is otherwise provided in an Agreement, the excess, if any, of (i) the retirement allowance that would have been payable to or with respect to a participant under the Retirement Plan had the amount of the participant's total annual compensation paid by the Company and the amount deferred under the Loews Corporation Deferred Compensation Plan been included in the term "Compensation" under the Retirement Plan over
           (ii) the sum of (a) the retirement allowance payable to or with respect to the participant under the Retirement Plan, (b) any Excess Benefit payable under this Plan, and (c) any Deferred Compensation Benefit payable under this Plan.

                                        4

                                SECTION TWO
                                -----------
                        Participation and Transfers
                        ---------------------------

     2.1   Participation
           -------------
           Except as is otherwise provided in an Agreement, participation in the Plan shall be limited to

          (1) those participants in the Retirement Plan and their surviving spouses, contingent annuitants and beneficiaries who, as a result of

               (i) the limitations on benefits that may be paid or accrued under the Retirement Plan by reason of Section 415 of the Internal Revenue Code,

               (ii) the limitation on compensation which may be taken into account under the Retirement Plan by reason of Section 401(a)(17) of such Code, and/or

               (iii) the deferral of the receipt of compensation that would have otherwise have been payable currently pursuant to an election to defer such compensation in accordance with the Loews Corporation Deferred Compensation Plan,

               receive or will receive a lesser amount of retirement income under the Retirement Plan than otherwise would be paid or payable in the absence of such limitations and/or such election to defer,

          (2) those participants in the Savings Plan whose employment with the Company commenced prior to January 1, 1982 (and the surviving spouses and other beneficiaries of such individuals) who, as a result of the limitation on compensation which may be taken into account under the Savings Plan by reason of Section 401(a)(17) of the Internal Revenue Code and/or the fact that such participants may have elected to defer compensation that would otherwise have been payable currently in accordance with the Loews Corporation Deferred Compensation Plan, receive or will receive a lesser amount of benefits in accordance with Section 3.1(b) of the Savings Plan (or any successor to such section) than otherwise would be receivable, and

          (3) those participants in the Savings Plan who, as a result of their deferral of compensation that would otherwise be recognized under such Savings Plan pursuant to an election to defer in accordance with the Loews Corporation Deferred Compensation Plan, receive or will receive a lesser allocation in accordance with Section 3.1(a) of the Savings Plan (or any successor to such section) than otherwise would be allocated.

                                        5

     2.2  Transfers
          ---------

          (a) If a participant in this Plan transfers employment to an employer which is an Affiliated Company (as defined in the Retirement Plan) and which is not a Company participating in this Plan, such participant shall cease accruing benefits in this Plan as of the date of such transfer of employment. Benefits earned prior to such transfer shall be payable upon termination of employment with all employers who are Affiliated Companies. Such transferees shall be considered as active participants until such subsequent termination of employment with all employers who are Affiliated Companies.

          (b) If a participant transfers into this Plan from an Affiliated Company (as defined in the Retirement Plan) which is not a Company participating in this Plan and which has been designated by the Board of Directors for transfer of credited service, such participant's benefits shall be calculated based on total credited service, offset by amounts payable from any non-qualified plan of the Affiliated Company.

                                        6

                               SECTION THREE
                               -------------
                                  Benefits
                               -------------

     3.1  Excess Benefits
          ---------------

          The aggregate amount of Excess Benefit payable to or with respect to a participant shall be paid directly to such participant, or to his surviving spouse, contingent annuitant or beneficiary, as applicable, from the general assets of the Company in accordance with Section 3.6.

     3.2  Supplemental Benefits
          ---------------------

          The aggregate amount of Supplemental Benefit payable to or with respect to a participant shall be paid directly to such participant, or to his surviving spouse, contingent annuitant or beneficiary, as applicable, from the general assets of the Company in accordance with
          Section 3.6.

     3.3  Deferred Compensation Benefits
          ------------------------------
          The aggregate amount of Deferred Compensation Benefit payable to or with respect to a participant shall be paid directly to such participant, or to his surviving spouse, contingent annuitant or beneficiary, as applicable, from the general assets of the Company in accordance with Section 3.6.

     3.4  Pension Supplement and Death Benefits
          -------------------------------------
          The aggregate amount of Pension Supplement Benefits and/or Death Benefits payable to or with respect to a participant shall be paid directly to such participant, or to his surviving spouse or beneficiary, as applicable, from the general assets of the Company in accordance with Section 3.6.

     3.5  Savings Supplement Benefits
          ---------------------------

          The aggregate amount of Savings Supplement Benefits payable to or with respect to a participant shall be paid directly to such participant, or to his surviving spouse or beneficiary, as applicable, from the general assets of the Company in accordance with
          Section 3.6.

     3.6  General Provisions
          ------------------

     (a) The Company shall make no provision for the funding of any Excess Benefits, Supplemental Benefits, Deferred Compensation Benefits, Pension Supplement Benefits, Death Benefits or Savings Supplement Benefits payable hereunder.

                                        7

     (b) In the event that the Company shall decide to establish an advance accrual reserve on its books against the future expense of Excess Benefit payments, Supplemental Benefit payments, Deferred Compensation Benefit payments, Pension Supplement Benefit payments, Death Benefit payments or Savings Supplement Benefit payments, such reserve shall not under any circumstances be deemed to be an asset of this Plan but, at all times, shall remain a part of the general assets of the Company, subject to claims of the Company's creditors.

     (c) A person entitled to an Excess Benefit, Supplemental Benefit, Deferred Compensation Benefit, Pension Supplement Benefit, Death Benefit or Savings Supplement Benefit shall have a claim upon the Company only to the extent of the monthly payments thereof, if any, due up to and including the then current month and shall not have a claim against the Company for any subsequent monthly payment unless and until such payment shall become due and payable.

     (d) Except as is otherwise provided in an Agreement and in the case of an active participant over age 70-1/2 who is receiving required payments under the Retirement Plan, the Excess Benefit, Supplemental Benefit, Death Benefit and Deferred Compensation Benefit with respect to a participant shall be paid to the participant, his surviving spouse, contingent annuitant or beneficiary in the same form and at the same time as the retirement allowance to or with respect to the participant under the Retirement Plan. An active participant over age 70-1/2 will not receive any payments under this Plan until his or her termination of employment.

          Except as is otherwise provided in an Agreement and in the case of an active participant over age 70-1/2 who is receiving required payments under the Savings Plan, the Pension Supplement Benefit and Savings Supplement Benefit with respect to a participant shall be paid to the participant, his surviving spouse, or beneficiary in the same form and at the same time as the comparable benefits are payable to or with respect to the participant under the Savings Plan. An active participant over age 70-1/2 will not receive any payments under this Plan until his or her termination of employment.

     (e) Except as is otherwise provided in an Agreement, to the extent that any supplemental retirement benefits (other than Pension Supplement Benefits and Savings Supplement Benefits) are payable to a participant under an employment or other agreement between the participant and the Company (other than the Loews Corporation Deferred Compensation Plan), the amount of such payments shall be deducted from Excess Benefit, Supplemental Benefit, Death Benefit and/or Deferred Compensation Benefit payable hereunder.

     (f) Except as is otherwise provided in an Agreement, in the event that the Retirement Plan shall be terminated in accordance with Section
          8.01 thereof, Excess Benefits, Supplemental Benefits, and Deferred Compensation Benefits shall continue to be paid directly by the Company but only to the same extent and for the same duration as that part of the payee's benefit from the Trust fund of the Retirement Plan, which is

                                        8

          directly related to such Excess Benefit, Supplemental Benefit, or Deferred Compensation Benefit is continued to be provided by the assets of the Trust fund of the Retirement Plan; but such continued payment of Excess Benefit, Supplemental Benefit, or Deferred Compensation Benefit shall still be subject to the conditions specified in subsections (a), (b), (c), (d) and (e) above. Except as is otherwise provided in an Agreement, in the event that the Savings Plan shall be terminated, Pension Supplement Benefits and Savings Supplement Benefits shall be paid at such time and in such manner as related accounts under the Savings Plan are paid.

     (g) Notwithstanding subparagraph (d), if an active participant so elects, the participant may receive the present value (as hereinafter defined) of the Excess Benefit, Supplemental Benefit and Deferred Compensation Benefit paid in a lump sum upon termination of employment.

          (i) Such election shall not be effective if termination of employment occurs before the end of the first full calendar year after the election is made, except if termination occurs by reason of death.

          (ii) Present value shall mean the amount determined under Internal Revenue Code Section 417(e)(3); reduced however by an election penalty of 5%.

          (iii) For employees terminating at or after age 60, or after age 55 with 30 years of service, the benefit calculation shall be made based on the immediate benefit. For employees terminating at or after age 55 but before age 60, with more than 10 but less than 30 years of service, the benefit calculation shall be made based on the benefit assumed to commence at age 60. For all other terminating employees the benefit calculation shall be made based on the benefit assumed to commence at age 65.

          (iv) If a participant becomes disabled, as defined in the Retirement Plan, termination of employment shall be deemed to occur upon cessation of benefit accruals under the Retirement Plan.

                If a participant elects the lump sum form of payment under this
                Section 3.6(g), the lump sum shall not reflect the value of any Death Benefit payable under the Plan, and any Death Benefit payable under the Plan shall be paid in accordance with the terms of the Plan as if the participant had not elected such lump sum form of payment.

                                        9

                                SECTION FOUR
                                ------------
                               Administration
                               --------------

     4.1  Plan Administrator
          ------------------

          Loews Corporation shall be the "administrator" of the Plan within the meaning of ERISA.

     4.2  Retirement Committee
          --------------------

          Subject to the provisions of Section 4.1, the Retirement Committee of the Retirement Plan shall be vested with the general administration of the Plan. The Retirement Committee shall have the exclusive right to interpret the Plan. The decisions, actions and records of the Retirement Committee shall be conclusive and binding upon the Company and all persons having or claiming to have any right or interest in or under the Plan.

     4.3  Participation by Subsidiary
          ---------------------------

          If any company is now or hereafter becomes a subsidiary or affiliated company of the Company and becomes a participating company under the Retirement Plan or the Savings Plan, the Board of Directors may authorize such subsidiary or affiliated company to participate in this Plan upon appropriate action by such company necessary to adopt the Plan.

                                   10

                             SECTION FIVE
                             ------------
                       Amendment and Termination
                       -------------------------

     5.1  Amendment of the Plan
          ---------------------

          Subject to the provisions of Section 5.3, the Plan may be wholly or partially amended or otherwise modified at any time by the Board of Directors.

     5.2  Termination of the Plan
          -----------------------

          Subject to the provisions of Section 5.3, the Plan may be terminated at any time by the Board of Directors.

     5.3  No Impairment of benefits
          -------------------------

          Notwithstanding the provisions of Sections 5.1 and 5.2, no amendment to or termination of the Plan shall impair any rights to benefits which have accrued hereunder.

                                   11